CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of ALLTEL Corporation on Forms S-8 (File Nos. 2-99523, 33-35343, 33-48476, 33-54175, 33-56291, and 33-65199) of our report dated February 13, 1998, on our audits of the financial statements of the New York SMSA Limited Partnership (the "Partnership") as of and for the years ended December 31, 1997 and 1996, which report is included in this Form 10-K.

                                             /s/ PricewaterhouseCoopers LLP

New York, New York
March 24, 1999

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